Exhibit 99.1

Proficient Auto Logistics Provides First Quarter Update, Announces Inaugural $15M Share Repurchase Authorization

Announces Participation in the Raymond James 47th Annual Institutional Investors Conference

JACKSONVILLE, FLORIDA – March 2, 2026 – Proficient Auto Logistics, Inc. (NASDAQ: PAL) (the “Company”) today provided certain operational and financial metrics for the first two months of calendar year 2026 and announced that its Board of Directors has authorized the repurchase of up to $15 million of the company’s common stock, effective immediately.

First Quarter Update

Preliminary total revenue for the combined months of January and February was approximately $55 million, roughly 4% below the comparable period of 2025. As earlier indicated, January had extended plant shutdowns, weak seasonally adjusted annual rate (“SAAR”), and severe winter weather, which impacted both new vehicle shipments and dealership operations. While February auto sales showed some rebound, with a modestly stronger month-over-month SAAR forecasted (though down from February 2025 SAAR), transportation pipelines by rail and sea have been slower to recover, resulting in February monthly revenue being lower year-over-year and $6-8M short of our expectations. Absent impacts of weather in the Northeast in the last week of February, run rates for volume and revenue have now returned to expected levels.

Our previously communicated expectations for revenue and profitability for the month of March remain intact; however, the weak January and February revenue, below fixed cost coverage levels, will result in full quarter revenue below our previously disclosed expectation and a resulting sequential increase in adjusted operating ratio. Although uncertainty remains in the automotive industry outlook for 2026, we expect our revenue and adjusted operating ratio as we look forward to be substantially in line with current analyst consensus.

Amy Rice, Proficient’s President and Chief Operating Officer, shared, “Our automotive OEM customers and current channel checks on rail and sea volumes affirm seasonal strengthening into March and April, which will meaningfully improve our efficiency and performance. While we expect healthy dealer inventory levels, continued sales incentives, and a stronger tax refund season to support improved consumer demand over the coming months, this update for the first quarter reflects softer than expected February market conditions and timing impacts versus prior expectations.”

Share Repurchase Program

The Company’s Board of Directors has authorized a share repurchase program under which the Company may repurchase up to $15 million of its common stock. The timing and volume of share repurchases will be determined by the Company’s management based on its ongoing assessments of the capital needs of the business, the market price of its common stock and general market conditions. No time limit has been set for the completion of the repurchase program, and the program may be suspended or discontinued at any time. The repurchase program authorizes the Company to purchase its common stock from time to time in the open market, in block transactions, in privately negotiated transactions, through accelerated stock repurchase programs, through option or other forward transactions or otherwise, all in compliance with applicable laws, rules, regulations and other restrictions.

This program diversifies the capital deployment options available to the Company, and will be funded from cash on hand, borrowings under its revolving credit facility, and/or future cash flows. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

“Rick O’Dell, Proficient’s Chairman and Chief Executive Officer, commented, “Today’s authorization of our first-ever share repurchase program is a vote of confidence in the Company’s financial health and complements our top-line growth strategies via market share gains and acquisition. This program demonstrates the strength of our balance sheet and an expanded commitment to generating stockholder returns when we see a disconnect between the intrinsic value and market valuation of our shares. We continue to see underlying resiliency in the automotive market and expect a stable demand environment as we look ahead.”

Additionally, the Company announced that Rick O’Dell, Chairman and Chief Executive Officer, Amy Rice, President and Chief Operating Officer, and Brad Wright, Chief Financial Officer will attend the Raymond James 47th Annual Institutional Investors Conference on March 4, 2026. The materials used during the conference will be posted to the Company’s website that day at proficientautologistics.com under “Investor Relations.”

About Proficient Auto Logistics

We are a leading specialized freight company focused on providing auto transportation and logistics services. Through the combination of seven industry-leading operating companies, including two since our IPO in May 2024, we operate one of the largest auto transportation fleets in North America. We offer a broad range of auto transportation and logistics services, primarily focused on transporting finished vehicles from automotive production facilities, marine ports of entry, or regional rail yards to auto dealerships around the country.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives, expectations regarding the amount and timing of any repurchases of Company common stock under the share repurchase program, as well as expectations regarding the automotive industry and consumer demand. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2025 (the “Annual Report”), and elsewhere in the Annual Report. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Forward-looking statements contained in this press release include, but are not limited to, statements regarding our expectations for first quarter operating and financial results and the economic conditions in the global markets in which we operate.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations:

Brad Wright

Chief Financial Officer and Secretary

Phone: 904-506-4317

email: Investor.relations@proautologistics.com